EXHIBIT 10.11.2 QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION CHANGE IN CONTROL AGREEMENT RENEWAL AND EXTENSION ACKNOWLEDGEMENT BETWEEN QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION AND ROBERT C. TEELING DATED JULY 1, 1996.



               QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                        CHANGE IN CONTROL AGREEMENT
                   RENEWAL AND EXTENSION ACKNOWLEDGEMENT



Name of Participant:              Robert C. Teeling
                    ----------------------------------------------------



The undersigned participant does hereby acknowledge that, at their regularly scheduled meeting on June 20, 1996, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Change in Control Agreement with the undersigned participant to a full twenty-four (24) month term, until June 30, 1998.


Dated this ___1st___ day of ____July____, A.D., ______1996_______.



                                       QUAKER CITY FEDERAL SAVINGS AND
                                       LOAN ASSOCIATION


/s/ Robert C. Teeling                  By:  /s/ Frederic R. McGill
- ---------------------------               --------------------------------------
Participant                                President